SALOMON BROTHERS VARIABLE SERIES FUNDS INC.

SUPPLEMENT DATED SEPTEMBER 28, 2004

TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 29, 2004

The following information supersedes certain disclosure in the section of each fund’s prospectus entitled “Fund Goals, Strategies and Risks—Principal Investment Strategy” and corresponding sections of each fund’s Statement of Additional Information:

Effective November 1, 2004, the fund listed below will consider small capitalization companies to be companies with market capitalization values not exceeding (i) $3 billion or (ii) the highest month-end market capitalization value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market capitalizations no longer meet this definition after purchase by a fund still will be considered to be securities of small capitalization companies for purposes of the fund’s 80% investment policy.

SALOMON BROTHERS VARIABLE SERIES FUNDS INC.

SALOMON BROTHERS VARIABLE SMALL CAP GROWTH FUND

April 29, 2004

Effective November 1, 2004, the fund listed below will consider large capitalization companies to be companies with market capitalizations similar to companies in the Russell 1000 Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by a fund still will be considered securities of large capitalization companies for purposes of the fund’s 80% investment policy.

SALOMON BROTHERS VARIABLE SERIES FUNDS INC.

SALOMON BROTHERS VARIABLE LARGE CAP GROWTH FUND

April 29, 2004

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